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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM 8-K
                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

Date of Report                                                September 12, 1996
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                           (State of Incorporation)

001-11239                                                        75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)

One Park Plaza, Nashville, Tennessee                               37203
(Address of principal executive offices)                         (Zip Code)

                                (615) 327-9551
             (Registrant's telephone number, including area code)

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ITEM 5.  Other Events

     Columbia/HCA Healthcare Corporation (the "Company") has declared a 3-for-2 stock split in the form of a stock dividend on the Company's $.01 par value common stock (the "Common Stock"). Shareholders of record at the close of business on October 1, 1996 will be issued one additional share of the Company's Common Stock for each two shares owned as of that date. A cash payment will be made in lieu of a fractional share based upon the closing price of the Common Stock on October 1, 1996. The payment (mailing) date for the stock distribution is October 15, 1996.

ITEM 7.  Exhibit

     Exhibit 99.  Copy of the press release dated September 12, 1996.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


COLUMBIA/HCA HEALTHCARE CORPORATION


/s/ STEPHEN T. BRAUN
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    Stephen T. Braun
    Senior Vice President
    and General Counsel

DATED:  September 25, 1996